UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

iTeos Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39401	84-3365066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street
Watertown , Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 339 217 0161

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ITOS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, Detlev Biniszkiewicz, a member of the Board of Directors (the “Board”) of iTeos Therapeutics, Inc. (the “Company”), notified the Company of his decision to resign from the Board, effective immediately. Dr. Biniszkiewicz’s resignation is not as a result of any disagreement between him and the Company, its management, the Board or any committee of the Board.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 13, 2023. As of April 18, 2023, the record date for the Annual Meeting, there were 35,763,421 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. There were 32,296,425 shares of common stock entitled to vote at the Annual Meeting present online or represented by proxy, which represented 90.31% of the outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The Company’s stockholders voted on the following matters, which are described in detail in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on April 27, 2023: (i) to elect Michel Detheux, David L. Hallal, Tim Van Hauwermeiren and Robert Iannone as Class III directors, each to serve for a three-year term expiring at the Company’s 2026 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal and (ii) to ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The final voting results for the Annual Meeting are as follows:

The Company’s stockholders elected each of the Class III director nominees. The votes cast at the Annual Meeting were as follows:

Class III Director Nominee	For	Withheld	Broker Non-Votes
Michel Detheux	29,897,276	587,312	1,811,837
David L. Hallal	17,966,351	12,518,237	1,811,837
Tim Van Hauwermeiren	29,059,953	1,424,635	1,811,837
Robert Iannone	29,801,046	683,542	1,811,837

The Company’s stockholders approved the ratification of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public account firm. The votes cast at the Annual Meeting were as follows:

For	Against	Abstain	Broker Non-Vote
32,288,732	7,145	548	0

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iTeos Therapeutics, Inc.

Date:	June 20, 2023	By:	/s/ Michel Detheux
Michel Detheux, Ph.D. President and Chief Executive Officer